UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2004

ALTERA CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-16617	77-0016691
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

101 Innovation Drive, San Jose, California	95134

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 544-7000

Item 9. Regulation FD Disclosure

On March 11, 2004, Altera Corporation posted on its website a business update for the March quarter. A copy of the business update is furnished as Exhibit 99.1 to this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTERA CORPORATION

By:	/s/ Nathan Sarkisian
Nathan Sarkisian Senior Vice President and Chief Financial Officer

Date: March 11, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Business Update dated March 11, 2004